UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2023

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 15, 2023, Accel Entertainment, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Executive Employment Agreement with the Company’s General Counsel and Chief Compliance Officer, Derek Harmer (the “Harmer Employment Agreement”).
Pursuant to the Amendment, Mr. Harmer’s base salary will be increased to $450,000. The Amendment extends the term of the Harmer Employment Agreement to July 15, 2026, unless earlier terminated in accordance with its terms. Additionally, the Amendment modifies the definition of good reason (as defined in the Harmer Employment Agreement) to provide that certain anticipated changes to Mr. Harmer’s titles and duties will not constitute grounds to terminate for good reason.
In connection with the Amendment, Mr. Harmer has been granted a restricted stock unit representing the opportunity to receive 40,000 shares of the Company’s Class A-1 common stock (the “RSU”). The RSU will vest in equal annual installments over the three-year period ending on the third anniversary of the date of grant, subject to Mr. Harmer’s continued employment with the Company through the applicable vesting date.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.11(B) attached hereto, and the terms of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.11(B)	Amendment to Executive Employment Agreement, dated July 15, 2023, by and between Accel Entertainment, Inc., and Derek Harmer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: July 18, 2023	By:	/s/ Mathew Ellis
Mathew Ellis
Chief Financial Officer

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